   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 14, 2000

                                                      REGISTRATION NO. 333-43908
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                 POST EFFECTIVE
                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                            ------------------------

                              THE AES CORPORATION

             (Exact name of registrant as specified in its charter)

            DELAWARE                             4991                            54-1163725
  (State or other jurisdiction       (Primary Standard Industrial             (I.R.S. Employer
of incorporation or organization)     Classification Code Number)            Identification No.)

                            ------------------------

                             1001 NORTH 19TH STREET
                           ARLINGTON, VIRGINIA 22209
                                 (703) 522-1315
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                            ------------------------

                                 BARRY J. SHARP
               SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                              THE AES CORPORATION
                             1001 NORTH 19TH STREET
                           ARLINGTON, VIRGINIA 22209
                                 (703) 522-1315
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            ------------------------

                                   COPIES TO:

        RONALD C. BARUSCH, ESQ.                        RICHARD HALL, ESQ.
         PANKAJ K. SINHA, ESQ.                      CRAVATH, SWAINE & MOORE
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP               825 EIGHTH AVENUE
       1440 NEW YORK AVENUE, N.W.                   NEW YORK, NEW YORK 10019
         WASHINGTON, D.C. 20005                          (212) 474-1000
             (202) 371-7000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: As soon as practicable following the effectiveness of this Registration Statement and after all other conditions under the share exchange agreement are satisfied or waived.

    If the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /


    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-43908


                            ------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Post-Effective Amendment No. 1 (the "Amendment") to the Registration Statement on Form S-4 (File No. 333-43908) of The AES Corporation (the "Registration Statement") is being filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, for the sole purpose of filing an additional exhibit to the Registration Statement and, accordingly, shall become effective immediately upon filing with the Securities and Exchange Commission (the "Commission"). After giving effect to this Amendment, the Registration Statement consists of the Registration Statement as filed with the Commission at the time it became effective on September 7, 2000, as supplemented by this Amendment.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES



       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
            2.1         Agreement and Plan of Share Exchange dated as of July 15,
                        2000, between The AES Corporation and IPALCO Enterprises,
                        Inc. (included as Annex A to the proxy statement/
                        prospectus).

            2.2         Opinion of UBS Warburg LLC (included as Annex B to the proxy statement/prospectus).

            3.1         Sixth Amended and Restated Certificate of Incorporation of
                        The AES Corporation (incorporated by reference to Exhibit
                        3.1 to The AES Corporation Quarterly Report on Form 10-Q filed May 15, 2000).

            3.2 The AES Corporation By-laws, as amended (incorporated by reference to Exhibit 3.2 to The AES Corporation Quarterly
                        Report on Form 10-Q filed August 14, 1998).

            5.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the securities.

            8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.

            8.2         Opinion of Cravath, Swaine & Moore regarding tax matters.

           23.1 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (set forth in Exhibit 5.1).

           23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (set forth in Exhibit 8.1).

           23.3         Consent of Cravath, Swaine & Moore (set forth in Exhibit
                        8.2).

           23.4         Consent of Deloitte & Touche LLP (AES).

           23.5         Consent of Deloitte & Touche LLP (IPALCO).

           23.6*        Consent of UBS Warburg LLC.

           24.1         Powers of Attorney.

           99.1         Form of IPALCO Enterprises, Inc. Proxy.

           99.2         Form of Instruction to Thrift Plan Trustee.


------------------------


*   Filed herewith

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 13th day of September, 2000.


                                                       THE AES CORPORATION

                                                       By:  /s/ WILLIAM R. LURASCHI
                                                            -----------------------------------------
                                                            William R. Luraschi
                                                            Vice President and Secretary


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
*                                                                                   September 13, 2000
-------------------------------------------            Chairman of the Board
Roger W. Sant

*                                                      President, Chief Executive   September 13, 2000
-------------------------------------------              Officer (principal
Dennis W. Bakke                                          executive
                                                         officer) and Director

*                                                                                   September 13, 2000
-------------------------------------------            Director
Dr. Alice F. Emerson

*                                                                                   September 13, 2000
-------------------------------------------            Director
Robert F. Hemphill, Jr.

*                                                                                   September 13, 2000
-------------------------------------------            Director
Frank Jungers

*                                                                                   September 13, 2000
-------------------------------------------            Director
John H. McArthur

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
*                                                                                   September 13, 2000
-------------------------------------------            Director
Hazel R. O'Leary

*                                                                                   September 13, 2000
-------------------------------------------            Director
Thomas I. Unterberg

*                                                                                   September 13, 2000
-------------------------------------------            Director
Robert H. Waterman, Jr.

*                                                      Senior Vice President and    September 13, 2000
-------------------------------------------              Chief Financial Officer
Barry J. Sharp                                           (principal financial and
                                                         accounting officer)


*By:   /s/ WILLIAM R. LURASCHI
       -------------------------------------
       William R. Luraschi
       Attorney-in-fact

                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
         2.1            Agreement and Plan of Share Exchange dated as of July 15,
                        2000, between The AES Corporation and IPALCO Enterprises,
                        Inc. (included as Annex A to the proxy statement/
                        prospectus).

         2.2            Opinion of UBS Warburg LLC (included as Annex B to the proxy statement/prospectus).

         3.1            Sixth Amended and Restated Certificate of Incorporation of
                        The AES Corporation (incorporated by reference to Exhibit
                        3.1 to The AES Corporation Quarterly Report on Form 10-Q filed May 15, 2000).

         3.2 The AES Corporation By-laws, as amended (incorporated by reference to Exhibit 3.2 to The AES Corporation Quarterly
                        Report on Form 10-Q filed August 14, 1998).

         5.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the securities.

         8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.

         8.2            Opinion of Cravath, Swaine & Moore regarding tax matters.

        23.1 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (set forth in Exhibit 5.1).

        23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (set forth in Exhibit 8.1).

        23.3            Consent of Cravath, Swaine & Moore (set forth in Exhibit
                        8.2).

        23.4            Consent of Deloitte & Touche LLP (AES).

        23.5            Consent of Deloitte & Touche LLP (IPALCO).

        23.6*           Consent of UBS Warburg LLC.

        24.1            Powers of Attorney.

        99.1            Form of IPALCO Enterprises, Inc. Proxy.

        99.2            Form of Instruction to Thrift Plan Trustee.


------------------------


*   Filed herewith